STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”), dated as of September _9, 2005, is entered into by and between Concorde Career Colleges, Inc., a Delaware corporation (the “Company”) and the Robert F. Brozman Trust under agreement dated December 29, 1989, as amended by a First Amendment to Declaration of Trust dated August 3, 1990 (the “Trust”).

RECITALS

A.  The Trust desires to sell, and the Company desires to purchase, Six Hundred Thousand (600,000) shares of the Company’s common stock, par value $0.10 per share (the “Shares”) on the terms and conditions set forth in this Agreement.

B.  A Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Board”), comprised of all members of the Board except Jack L. Brozman, has authorized and approved this Agreement and the transactions contemplated hereby.

C.  The Special Committee has requested an opinion from Legg Mason Wood Walker Incorporated (“Legg Mason”), the financial advisor to the Special Committee as to the fairness, from a financial point of view, of the transaction to the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Trust agree as follows:

ARTICLE I
REPURCHASE AND SALE OF SHARES

Section 1.1  Sale and Transfer. Subject to the terms and conditions of this Agreement, the Trust agrees to sell to the Company, and the Company agrees to repurchase from the Trust, the Shares, free and clear of all Liens (as defined herein).

Section 1.2  Purchase Price. Subject to the terms and conditions of this Agreement, the Company shall pay to the Trust a price per share calculated as ninety-five percent (95%) of the average closing price of the Company’s common stock on NASDAQ stock market during the 30 day period beginning on the 15th trading day prior to the date on which this Agreement is publicly announced and ending on the 14th trading day after the date on which this Agreement is publicly announced (the “Share Purchase Price”); provided, however, if the calculated Share Purchase Price is less than $13 per share, then the Company will pay the Trust $13 per share for the Shares and if the calculated Share Purchase Price is greater than $17 per share, then the Company will pay the Trust $17 per share for the Shares. The aggregate cash consideration paid to the Trust for the Shares shall be referred to herein as the “Purchase Price.” In the event of a transaction which, prior to the Closing provided in Section 2.1, is approved by the Board or is publicly announced and involves all or substantially all the shares of the Company, pursuant to which the Company’s stockholders receive consideration with a value in excess of the Share Purchase Price, the Company will pay the Trust, following consummation of such transaction, an additional amount equal to 50% of the difference between such value and the Share Purchase Price.

ARTICLE II
CLOSING

Section 2.1  Closing. The consummation of the repurchase and sale of the Shares (the “Closing”) shall take place as soon as practicable after all the conditions of Section 2.2 have been satisfied, but in any event not later than December 31, 2005 (the “Closing Date”) at the offices of Bryan Cave LLP, 3500 One Kansas City Place, Kansas City, Missouri.

Section 2.2  Conditions Precedent to Closing. The obligation of the Company and the Trust to effect the transaction shall be subject to the following conditions:

(a)  the Company has received written approval of the resulting “change in ownership resulting in a change in control” under applicable regulations of the United States Department of Education or written acknowledgement that such approval is not required, and also has received any required approvals from any states in which it does business and from any accrediting agency by which it is accredited; and

(b)  the Company has received a fairness opinion from Legg Mason confirming that the transaction contemplated by this Agreement is fair to the Company from a financial point of view.

Section 2.3  Deliveries by the Trust. At the Closing, the Trust shall deliver to the Company:

(a)  a certificate or certificates representing the Shares accompanied by a stock power or stock powers, as the case may be, duly executed in blank by the Trust; and

(b)  such other documents, instruments, certificates and receipts as are reasonably requested by the Company in order to validly convey title to the Shares to the Company.

Section 2.4  Deliveries by the Company. At the Closing, the Company shall deliver to the Trust, by wire transfer of immediately available funds to an account that the Trust has designated in writing, the Purchase Price, less any withholding of tax as may be required under applicable law. In the event a transaction described in the last sentence of Section 1.2 occurs, then the additional payment required by that sentence shall be paid in the same manner as the payment of the Purchase Price within five (5) business days following consummation of such transaction.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE TRUST

The Trust makes the following representations and warranties to the Company:

Section 3.1  Existence; Authority. The Trust is organized and existing under Kansas law and has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

Section 3.2  Enforceability. This Agreement has been duly executed and delivered by the Trust, and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

Section 3.3  Ownership. The Trust is the sole record owner of the Shares and, except for the trustee and beneficiaries thereof, there are no other beneficial owners of the Shares. The Trust holds the Shares free and clear of all pledges, encumbrances, liens, security interests, charges, agreements or claims of any kind (collectively, “Liens”). The Trust has the full power and authority to transfer full legal ownership of the Shares.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company makes the following representations and warranties to the Trust:

Section 4.1  Existence; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

Section 4.2  Enforceability. This Agreement has been duly executed and delivered by the Company, and, assuming due and valid authorization, execution and delivery hereof by the Trust, constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms.

ARTICLE V
INDEMNIFICATION

Section 5.1  Survival of Representations and Warranties. Each of the representations and warranties in this Agreement or pursuant hereto shall survive the Closing. Each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other party contained in this Agreement or in any other documents or papers delivered in connection herewith.

Section 5.2  Indemnification by the Trust. The Trust agrees to indemnify and hold the Company and its stockholders, directors, officers, employees, attorneys, agents and affiliates (collectively, the “Company Indemnified Parties”) harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related attorneys fees and expenses) incurred or suffered by the Company arising out of, relating to, or resulting from (a) any breach of a representation or warranty made by the Trust in or pursuant to this Agreement, (b) any breach of the covenants or agreements made by the Trust in or pursuant to this Agreement, or (c) any inaccuracy in any certificate, instrument or other document delivered by the Trust as required by this Agreement (collectively, “Company Indemnifiable Damages”).

Section 5.3  Indemnification by the Company. The Company agrees to indemnify and hold the Trust and its trustees, attorneys, agents and affiliates (collectively, the “Trust Indemnified Parties”) harmless from and against, the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related attorneys fees and expenses) incurred or suffered by the Trust arising out of, relating to, or resulting from (a) any breach of a representation or warranty made by the Company in or pursuant to this Agreement, (b) any breach of the covenants or agreements made by the Company in or pursuant to this Agreement, or (c) any inaccuracy in any certificate, instrument or other document delivered by the Company as required by this Agreement (collectively, “Trust Indemnifiable Damages” and together with Company Indemnifiable Damages, “Indemnifiable Damages”).

Section 5.4  Indemnification Claims.

(a)  Any claim for Indemnifiable Damages or any other damages hereunder shall be made by written notice, which notice shall set forth (i) the amount of Indemnifiable Damages or other loss, damage, cost or expense which is claimed to have been sustained by reason thereof, and (ii) the basis of such claim; and

(b)  Payment for any claim made under subsection (a) shall be effected on the later to occur of the expiration of ten (10) days from the date of such notice or, if such claim is contested in writing within such ten (10) day period, the date the dispute is resolved.

Section 5.5  Remedies Cumulative; Waiver. The remedies provided herein shall be cumulative and shall not preclude any party from asserting any other right, or seeking any other remedies against the other party, and shall survive the Closing.

ARTICLE VI
TERMINATION

Either party may terminate this Agreement without liability to the other if the conditions to Closing set forth in Section 2.2 have not been satisfied or waived on or before December 31, 2005.

ARTICLE VII
MISCELLANEOUS

Section 7.1  Expenses. Except as otherwise provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the contemplated transactions, including all fees and expense of its representatives.

Section 7.2  Notices. All notices permitted or required under this Agreement shall be in writing and shall be either (a) delivered by personal service; (b) delivered by a recognized overnight courier service; (c) telecopied and confirmed electronically, followed by a written copy mailed by registered or certified mail, postage prepaid, return receipt requested; or (d) sent by certified mail, postage prepaid, return receipt requested, to the parties hereto at their addresses set forth below or at such other addresses which may be designated in writing by the parties:

(a)  If to the Company:

    Concorde Career Colleges, Inc.
    5800 Foxridge Drive, Ste. 500
    Mission, KS 66202
    Attn: Paul Gardner
    Facsimile No.: (913) 831-6460

    With a copy to:

    Bryan Cave LLP
    3500 One Kansas City Place
    1200 Main Street
    Kansas City, MO 64105
    Attn: Thomas W. Van Dyke, Esq.
    Facsimile No.: (816) 374-3300

(b)  If to the Trust:

    Robert F. Brozman Trust
    5800 Foxridge Drive, Ste. 500
    Mission, KS 66202
    Attn: Jack Brozman
    Facsimile No.: (913) 831-6460

    With a copy to:

    Lathrop & Gage L.C.
    2345 Grand Avenue
    Kansas City, Missouri 64108
    Attn: Carl W. Struby, Esq.
    Facsimile No.(816) 292-2001

Notices shall be deemed received (a) when delivered personally, (b) one business day after being sent by telecopy or a recognized overnight courier, (c) three business days after being sent by certified mail, or (d) when receipt is confirmed if delivered by telecopy.

Section 7.3  Public Announcements. The Company and the Trust will consult with each other before issuing, and provide each other with the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and neither the Company nor the Trust shall issue any such press release or make any such public statement without the prior approval of the other party, in each case except as may be required by law, court process or by obligations pursuant to any listing agreement with NASDAQ.

Section 7.4  Waiver. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

Section 7.5  Entire Agreement and Modification. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the parties.

Section 7.6  Binding Effect; Assignments. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned or delegated by either party without the prior written consent of the other party.

Section 7.7  Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 7.8  Headings. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 7.9  Governing Law. This Agreement and any dispute arising in connection therewith will be governed by and construed under the laws of the State of Delaware without regard to conflicts-of-laws principles that would require the application of any other law.

Section 7.10  Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

Section 7.11  Further Assurances. Each of the parties hereto shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                CONCORDE CAREER COLLEGES, INC.,
                a Delaware corporation

                By: /s/ David L. Warnock
                Name: David L. Warnock
                Title: Chairman CCDC Special Committee

                ROBERT F. BROZMAN TRUST UNDER AGREEMENT DATED
                DECEMBER 28, 1989, as amended

                By: /s/ Jack L. Brozman
                Name: Jack L. Brozman
                Title: Trustee